UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2004


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

        1-10089                                          51-0299573
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(Commission File Number)                     (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Factory 2-U Stores, Inc. under the Securities Act of 1933, as amended.



Item 9. Regulation FD Disclosure

     On January 22, 2004, we announced that we have filed a motion with the United States Bankruptcy Court in Wilmington, Delaware seeking authorization to close 44 stores. The full text of this press release is furnished with this report as Exhibit 99.1.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FACTORY 2-U STORES, INC.

  January 22, 2004                       By:/s/ John W. Swygert
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      Date                                  John W. Swygert
                                            Chief Financial Officer



                                  Exhibit Index



        Exhibit No.               Description
        -----------               -----------
        99.1                      Press release of Factory 2-U Stores, Inc.
                                  dated January 22, 2004.